                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  May 2, 2000


                   SOUTHERN INVESTORS SERVICE COMPANY, INC.
              (Exact name of registrant as specified in Charter)


       DELAWARE                      0-04863              74-1223691
(State of Incorporation)           (Commission          (I.R.S. Employer
                                   File Number)         Identification Number)


                             2727 NORTH LOOP WEST
                                   SUITE 200
                             HOUSTON, TEXAS 77008

                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 869-7800

     Item 2.  Acquisition or Disposition of Assets.

     On March 10, 2000, Southern Investors Service Company, Inc. (the "Company"), filed a definitive information statement ("Information Statement") on Schedule 14C with the Securities Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended. The Information Statement disclosed the Company's agreement to enter into a Purchase Agreement (the "Purchase Agreement") and two Real Estate Purchase and Sale Agreements (the "REPSAs") with Stephen R. Smith, a private investor from Austin, Texas, for the Company's Lajitas Resort and two adjoining tracts of land in west Texas (together, "Lajitas"). The Company agreed to sell Lajitas for $3,950,000 in cash as the result of an auction in which Mr. Smith was the highest bidder.

     Under the Purchase Agreement, dated February 24, 2000, the Company agreed to sell and transfer its right, title and interest in the assets and real property of the resort and town of Lajitas, excluding, among other items, certain receivables and the two adjoining tracts of land that are covered by the separate REPSAs. The transferred assets also included all of the outstanding capital stock of Lajitas Utility Co., Inc., which provides water and related utility services to the resort and town.

     Under the REPSAs, each dated February 24, 2000, the Company agreed to convey two tracts of land, "as is, where is" and "with all faults, if any." The first REPSA, for the "North Tract," related to approximately 6,330 acres to be conveyed by special warranty deed and approximately 940 acres to be conveyed by quit claim deed. The second REPSA, for the "South Tract," related to approximately 8,513 acres to be conveyed by special warranty deed and approximately 3,430 acres to be conveyed by quit claim deed.

     The descriptions above of the Purchase Agreement and the REPSAs are qualified in their entirety by reference to the agreements themselves, which have been filed as exhibits to this Form 8-K.

     The Board of Directors of the Company considered Mr. Smith's bid to be a fair purchase price for Lajitas based on (i) the Company's inquiries regarding historical sales prices for undeveloped acreage similar to the undeveloped acreage included in Lajitas, (ii) the Company's discussions with the company that conducted the auction sale regarding its opinion of the possible range of sales prices for the property and (iii) the nature of the auction process, including the fact that the sale was subject to a minimum bid and was widely advertised in national newspapers, local newspapers and business journals in Texas and Los Angeles, and other publications such as Hotel and Motel Management, the Robb Report, Millionaire Magazine and Unique Homes.

     On May 2, 2000, the Company finalized the sale of Lajitas to two entities to which Mr. Smith had assigned all of his rights under the Purchase Agreement and REPSAs by means of an Assignment, Assumption, Amendment and Allocation Agreement, dated as of May 2, 2000 (the "Assignment Agreement"), and attached as
Exhibit 2.4 hereto. The Company sold (i) the Town and Resort Real Property (as defined in the Purchase Agreement), (ii) specified rights to withdraw water from the Rio Grande River and (iii) the two tracts of land adjoining the resort to Texas R and S Properties, Ltd., a Texas limited partnership ("R&S"). The Company sold the remaining assets under the Purchase Agreement to Lajitas Resort, Ltd., a Texas limited partnership ("LRL"). Each of R&S and LRL is controlled by Stephen R. Smith, and each was formed for the purpose of acquiring Lajitas.

     R&S and LRL agreed to pay the Company an aggregate of $3,550,000 (the "Total Purchase Price") in cash for Lajitas under the Assignment Agreement, which amount is $400,000 less than the purchase price under the Purchase Agreement but in excess of the minimum purchase price approved by the Company's Board of Directors and shareholders. The Company agreed to the reduction in price in consideration of the release by R&S and LRL of the Company's obligation to pay for certain corrective measures to be taken with respect to the Lajitas water supply.

     Item 7.  Financial Statements and Exhibits.

(b) The following unaudited financial statements of the Company are filed with this report:

  .  Pro Forma Consolidated Balance Sheet as of March 31, 2000
  .  Pro Forma Consolidated Statements of Loss for the Following Periods:
     Three Months Ended March 31, 2000
     Year Ended December 31, 1999

     The Pro Forma Consolidated Balance Sheet as of March 31, 2000, reflects the pro forma financial position of the Company after giving effect to the sale of Lajitas at March 31, 2000.

     The Pro Forma Consolidated Statements of Loss for the Three Months ended March 31, 2000, and the year ended December 31, 1999, assumes that the sale of Lajitas occurred immediately prior to the first day of each respective period.

     The notes following the unaudited pro forma financial statements are an integral part of those financial statements.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2000
                             (THOUSANDS OF DOLLARS)

                                                                PRO FORMA
ASSETS                                      HISTORICAL         ADJUSTMENTS          PRO FORMA
------                                      ----------         -----------          ---------
Resort Development, Net                       $ 2,122           $(2,122)(a)         $     0
Equity in Real Estate Joint Ventures              361                                   361
Cash                                              155             2,386(b)            2,541
Accounts Receivable                               331                                   331
Other Assets                                      251              (237)(c)              14
                                              -------           -------             -------
                                              $ 3,220           $    27             $ 3,247
                                              =======           =======             =======
LIABILITIES AND
STOCKHOLDERS' DEFICIT
----------------------
Liabilities:
Notes Payable                                 $ 5,684           $  (500)(d)         $ 5,184
Accounts Payable and Accrued Expenses           2,875              (301)(e)           2,574
                                              -------           -------             -------
                                                8,559              (801)              7,758
                                              -------           -------             -------
Stockholders' Deficit                          (5,339)              828              (4,511)
                                              -------           -------             -------
                                              $ 3,220           $    27             $ 3,247
                                              =======           =======             =======


                      The accompanying notes on page 7 are
                    an integral part of this Balance Sheet.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                    PRO FORMA CONSOLIDATED STATEMENT OF LOSS
                       THREE MONTHS ENDED MARCH 31, 2000
                             (THOUSANDS OF DOLLARS)

                                                                           PRO FORMA
                                                   HISTORICAL              ADJUSTMENTS            PRO FORMA
                                                  -----------              -----------           -----------
Resort Revenues                                      $  775                   $(775)(a)              $   (0)
Real Estate Revenues                                      9                                               9
                                                     ------                   -----                  ------
                                                        784                    (775)                      9
                                                     ------                   -----                  ------
Resort Expenses                                         710                    (710)(a)                   0
Other Expenses                                           54                                              54
                                                     ------                   -----                  ------
                                                        764                    (710)                     54
                                                     ------                   -----                  ------
Income (Loss) From Operations                            20                     (65)                    (45)
Interest Expense                                     $ (102)                     12(b)                  (90)
                                                     ------                   -----                  ------
Net Loss                                             $  (82)                  $ (53)                 $ (135)
                                                     ======                   =====                  ======
(Loss) Per Common Share                              $(0.03)                                         $(0.04)
                                                     ======                                          ======

                      The accompanying notes on page 7 are
                  an integral part of this Statement of Loss.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                    PRO FORMA CONSOLIDATED STATEMENT OF LOSS
                          YEAR ENDED DECEMBER 31, 1999
                             (THOUSANDS OF DOLLARS)

                                                                              PRO FORMA
                                                      HISTORICAL              ADJUSTMENTS             PRO FORMA
                                                      ----------             ------------            -----------
Resort Revenues                                        $ 2,352                 $(2,352)(a)              $   (0)
Real Estate Revenues                                       202                                             202
                                                       -------                 -------                  ------
                                                         2,554                  (2,352)                    202
                                                       -------                 -------                  ------
Resort Expenses                                          2,598                  (2,598)(a)                   0
Other Expenses                                             102                                             102
                                                       -------                 -------                  ------
                                                         2,700                  (2,598)                    102
                                                       -------                 -------                  ------
Income (Loss) From Operations                             (146)                    246                     100
Interest Expense                                          (381)                     38(b)                 (343)
                                                       -------                 -------                  ------
Loss Before Extraordinary Gains                           (527)                    284                    (243)
Extraordinary Gains on Debt Settlements                    116                                             116
                                                       -------                 -------                  ------
Net Loss                                               $  (411)                $   284                  $ (127)
                                                       =======                 =======                  ======
(Loss) Per Common Share:
Loss before extraordinary gains                        $ (0.17)                                         $(0.08)
                                                       =======                                          ======
Net Loss                                               $ (0.13)                                         $(0.04)
                                                       =======                                          ======

                      The accompanying notes on page 7 are
                  an integral part of this Statement of Loss.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


A.  Notes to Pro Forma Consolidated Balance Sheet:

    (a)  Retirement of assets sold.

    (b) Proceeds from sale of net of closing costs, commissions, purchase of employee housing, repayment of notes payable secured by assets sold and related accrued interest.

    (c)  Prepaid expenses of sale.

    (d)  Repayment of notes payable secured by assets sold.

    (e)  Repayments of accrued interest and accrued expenses.

B.  Notes to Pro Forma Consolidated Statements of (Loss)

    (a)  Remove revenues and expenses associated with assets sold.

    (b) Adjustment of interest expense in connection with the repayment of notes secured by assets sold.

     (c)  Exhibits.


            Exhibit No.    Description
            -----------    ------------

            2.1        --  Purchase Agreement (incorporated by reference to
                           Annex B to the Company's Information Statement on
                           Schedule 14C, dated March 10, 2000, SEC File
                           No. 0-04863).

            2.2        --  Real Estate Purchase and Sale Agreement (incorporated
                           by reference to Annex C-1 to the Company's
                           Information Statement on Schedule 14C, dated March 10, 2000, SEC File No. 0-04863).

            2.3        --  Real Estate Purchase and Sale Agreement
                           (incorporated by reference to Annex C-2 to the Company's Information Statement on Schedule
                           14C, dated March 10, 2000, SEC File No. 0-04863).

           *2.4        --  Assignment, Assumption, Amendment and
                           Allocation Agreement.
_________
* Filed herewith.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SOUTHERN INVESTORS SERVICE COMPANY, INC.



Date:  May 16, 2000                    /s/ Eric Schumann
                                   ------------------------------------
                              By:      Eric Schumann
                                   ------------------------------------
                                       Senior Vice President

                               INDEX TO EXHIBITS


         Exhibit No.      Description
         -----------      ------------

         2.1         --   Purchase Agreement (incorporated by reference to
                          Annex B to the Company's Information Statement on
                          Schedule 14C, dated March 10, 2000, SEC File
                          No. 0-04863).

         2.2         --   Real Estate Purchase and Sale Agreement (incorporated
                          by reference to Annex C-1 to the Company's Information
                          Statement on Schedule 14C, dated March 10, 2000, SEC
                          File No. 0-04863).

         2.3         --   Real Estate Purchase and Sale Agreement (incorporated
                          by reference to Annex C-2 to the Company's Information
                          Statement on Schedule 14C, dated March 10, 2000, SEC
                          File No. 0-04863).

        *2.4         --   Assignment, Assumption, Amendment and
                          Allocation Agreement.

_________
* Filed herewith.

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